SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

MainStreet BankShares, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule, or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MAINSTREET BANKSHARES, INC.

1075 Spruce Street

Martinsville, Virginia 24112

Dear Shareholders:

The Directors of MainStreet BankShares, Inc. invite you to attend our 2013 Annual Meeting of Shareholders to be held at Ferrum College, Franklin Hall, 445 Ferrum Mountain Road, Ferrum, Virginia, 24088, on Thursday May 9, 2013 at 2:00 p.m.

The attached Notice of 2013 Annual Meeting and Proxy Statement describes the formal business to be transacted at the Meeting. At the Meeting, shareholders will vote to elect three directors of MainStreet BankShares, Inc., to approve a non-binding resolution to approve the compensation of the named executive officers disclosed in this proxy statement, to determine whether the non-binding shareholder vote to approve the compensation of the named executive officers should occur every one, two or three years and to ratify the appointment of the Corporation’s independent registered public accounting firm.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of MainStreet BankShares, Inc. appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

Brenda H. Smith
Acting President and Chief Executive Officer
Executive Vice President, Chief Financial Officer
Corporate Secretary

Martinsville, Virginia

March 29, 2013

MAINSTREET BANKSHARES, INC.

1075 Spruce Street

Martinsville, Virginia 24112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock of MainStreet BankShares, Inc. will be held on Thursday, May 9, 2013, at 2:00 p.m., at Ferrum College, Franklin Hall, 445 Ferrum Mountain Road, Ferrum, Virginia, 24088 for the following purposes:

1.	Election of Directors

To elect: three (3) members of Class C directors to serve until the 2016 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies;

2.	Non-binding resolution for compensation of named executive officers

To approve a non-binding resolution to approve the compensation of the named executive officers disclosed in this proxy statement;

3.	Resolution for frequency of non-binding shareholder vote on compensation

To determine whether the non-binding shareholder vote to approve the compensation of the named executive officers should occur every one, two or three years;

4.	Ratification of Independent Registered Public Accounting Firm

To ratify the appointment of Yount, Hyde, & Barbour, P.C. as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013.

5.	Other Business

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 15, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Brenda H. Smith
Acting President and Chief Executive Officer
Executive Vice President, Chief Financial Officer
Corporate Secretary

Martinsville, Virginia

March 29, 2013

MAINSTREET BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 9, 2013

GENERAL INFORMATION

This Proxy Statement is furnished to holders of Common Stock of MainStreet BankShares, Inc. (“BankShares” or “the Company” or “MainStreet”) in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2013 Annual Meeting of Shareholders of BankShares to be held at Ferrum College, Franklin Hall, 445 Ferrum Mountain Road, Ferrum, Virginia, 24088, on Thursday, May 9, 2013, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of BankShares are located at 1075 Spruce Street, Martinsville, Virginia 24112. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of BankShares’ soliciting materials) is March 29, 2013. This Proxy Statement and the annual Form 10-K, which is included in your materials, for MainStreet BankShares, Inc. can also be found on the internet at http://www.cfpproxy.com/6043.

The cost of solicitation of proxies will be borne by BankShares. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of BankShares’ stock held in their names. Solicitations will be made only by use of the mail, except that if necessary, officers, directors and employees of BankShares may, without additional compensation, solicit proxies by telephone or personal contact.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to BankShares and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted in favor of the nominees listed in Item 1 of the proxy; in favor of the non-binding advisory vote on the compensation of our named executive officers listed in Item 2; for every three years for the non-binding advisory vote listed in Item 3; for the ratification listed in Item 4; and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Corporate Secretary of BankShares (Corporate Secretary, MainStreet BankShares, Inc., 1075 Spruce Street, Martinsville, Virginia 24112); (ii) submitting a duly executed proxy bearing a later date with the Corporate Secretary of BankShares; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Corporate Secretary notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 15, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of March 15, 2013, BankShares had 1,713,375 shares of Common Stock outstanding (not including 161,272 unexercised vested stock options). A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of Common Stock is entitled to one vote on each matter voted upon at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present. If your broker holds shares in your name and delivers this Proxy Statement to you, the broker generally has the authority to vote the shares on certain “routine” matters. Proposal #4 is considered “routine”; even if the broker does not receive voting instructions from you, the broker is entitled to vote your shares in connection with the proposal. Proposals #1, #2, and #3 are matters that are considered “non-routine”; the broker is not entitled to vote your shares on such proposals without your instructions.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions will not be counted toward a nominee’s achievement of a plurality. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares without your specific instructions.

Advisory Vote on the Approval of Compensation of the Named Executive Officers. The non-binding ratification of the approval of compensation of the named executive officers will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares without your specific instructions.

Advisory Vote on the Frequency of a Shareholder Vote on the Compensation of the Named Executive Officers. The non-binding advisory vote on the frequency of the shareholder vote on the compensation of the named executive officers will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares without your specific instructions.

Ratification of Registered Independent Public Accounting Firm. The ratification of the Registered Independent Public Accounting Firm will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

2

ITEM 1 – ELECTION OF DIRECTORS

BankShares’ Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class C directors expires at this 2013 Annual Meeting. The terms of office of the Class A and Class B directors will expire in 2014 and 2015, respectively.

Except when consented to by unanimous vote of the other Directors, no person shall stand for election or re-election to the Board who has reached the age of 70 years prior to the date of the regular Annual Meeting of the shareholders at which an election of directors is held, and no person who has reached the age of 70 years may be elected to fill a vacancy on or as an addition to the Board. There are no directors that may not stand for re-election at the 2013 Annual Meeting of Shareholders due to the age requirement for retirement. At the Annual Meeting, three (3) Directors are to be elected to hold office. If elected, William L. Cooper, III, J. Mac Deekens and Danny M. Perdue shall become the members of Class C and shall hold office until the 2016 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the three (3) nominees for director named in this paragraph for the terms set out herein.

It is the intention of the current Board of Directors of BankShares, which includes all of the nominees for the directorships, to vote for the election of the three (3) nominees for director named in the preceding paragraph for the terms set out therein.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board of Directors at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for election as directors currently serve as directors of BankShares. William L. Cooper, III, J. Mac Deekens and Danny M. Perdue are independent directors of MainStreet BankShares, Inc.

NOMINESS FOR DIRECTOR – CLASS C (TERM EXPIRES 2013)

Directors (Age) (Tenure)	Business Experiences and Other Qualifications

William L. Cooper, III (59) Rocky Mount, Virginia Director since February 2007 Independent Executive and Human Resources Committees

Mr. Cooper is partial owner & President of Cooper Classics, Inc., of which he has been employed since 1981. He is also partial owner and CEO of CWP, Inc. and a managing partner of Grassyhill Investment and Grassy Hill Properties. He is also a Director of Franklin Community Bank, N.A. Prior to that he worked for the American College of Radiology and prior to that he worked five years for a congressman.

3

Mr. Cooper brings financial, managerial, business building, and corporate governance skills and experience to BankShares. He has extensive “bank board” experience. He was on the board of MainStreet Financial Corporation from 1994 – 1999, a public bank holding company. He was on the Corporate Virginia State BB&T board from 1999 – 2007. Mr. Cooper is active in the community in which he lives and which Franklin Bank serves. He has been on many committees and boards including the Heart Fund and the YMCA. He was chairman of the deacon board of his church for 20 years. He currently serves as the Treasurer of his church. He has been a trustee of North Cross School and is Vice Chairman of the Rocky Mount Historic Foundation.

Because of the financial, management and entrepreneurial skills listed above, the Company believes this nominee to be qualified for re-election to the Board of Directors.

J. Mac Deekens (65) Stuart, Virginia Director since July 2001 Independent Audit & Human Resources Committees

Mr. Deekens is retired General Manager for Stuart Forest Products in Stuart, Virginia. In addition he held the position of Plant Manager for Stuart Forest Products. Prior to that, he served as the Quality Control Manager for Hooker Furniture Corporation for seven years.

Mr. Deekens brings managerial and financial skills to the Board of Directors. He served as Mayor of Stuart for eight years and was a member of the Town Council for an additional four years. He also served on a Bi-County Economic Commission for four years and held various offices in the Stuart Rotary Club. He currently serves as chairman of the finance committee of the church he attends and is a member. Through his community services, he also contributes this experience to BankShares’ Board of Directors.

Because of the financial, management and entrepreneurial skills listed above, the Company believes this nominee to be qualified for re-election to the Board of Directors.

Danny M. Perdue (67) Rocky Mount, Virginia Director since December 2002 Independent Audit & Executive Committees

Mr. Perdue is the owner of the Franklin Shopping Center. He is a partial owner and President of Redwood Minute Markets, Inc. He owns Redwood Petroleum Products, Ferrum Petroleum Products, Franklin Petroleum Products, 604 Petroleum Products & Penhook Petroleum Products. He is partial owner of First Minute Markets, LLC, FFH Operations, Inc., & FFH Investors, LLC. He is Vice President of Perdue Properties, Inc. and a Director of Franklin Community Bank, N.A.

Mr. Perdue brings entrepreneurial, business management and financial skills to BankShares as demonstrated through the successful businesses that he owns and manages. He also served as a board director for Bank of Ferrum, a community bank in Franklin County from 1994 – 1999 and an advisory board member for BB&T in Franklin County from 1999 – 2001 which brings financial institution governance to BankShares’ Board. Mr. Perdue is very active in the community that

Franklin Bank serves and brings that experience to the Board of Directors. He was a founding member of the Burnt Chimney Volunteer Fire Department. He was a past member and President of the Rocky Mount Chamber of Commerce and past President of the United Way in Franklin County. He was past President and board member of the YMCA. Mr. Perdue is currently active in the Rocky Mount Rotary Club and is on the Board of Trustees of Ferrum College.

Because of the financial, management and entrepreneurial skills listed above, the Company believes this nominee to be qualified for re-election to the Board of Directors.

4

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED ABOVE BE ELECTED AS DIRECTORS OF BANKSHARES

ITEM 2 – ADVISORY VOTE ON THE APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) enables our shareholders to approve, on an advisory or nonbinding basis, the compensation of the Company’s named executive officers, as described in the disclosures and discussion regarding executive compensation in this proxy statement. Please refer to “Executive Compensation” for an overview of the compensation of the Company’s named executive officers, as required by Securities and Exchange Commission rules.

We are asking for shareholder approval of our named executive officers’ compensation as described in this proxy. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices discussed in this proxy. Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHARHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

ITEM 3 – ADVISORY VOTE ON THE FREQUENCY OF A SHAREHOLDER VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also enables shareholders, at least once every six years, to vote on the frequency of a stockholder vote on the compensation of the named executive officers. This proposal gives the Company’s shareholders the opportunity to advise the Board of Directors on how frequently they would like to vote on the compensation of executive officers: every one, two or three years.

Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Human Resources Committee will take into account the outcome of the vote when considering the frequency of a shareholder vote on executive compensation.

The Board of Directors has determined that having a vote every three years on the compensation of the named executive officers is the best approach. Each year the Company’s Human Resources Committee reviews the primary elements of compensation included for the named executive officers. The compensation package does not have a lot of volatility.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY THREE YEARS.

Note: Shareholders are not voting to approve or disapprove this recommendation.

5

ITEM 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For 2013 the Audit Committee of the Board of Directors has selected Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to perform the audit of the Company’s financial statements and its internal controls over financial reporting.

The selection of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of Yount, Hyde & Barbour, P.C., the Audit Committee will reconsider whether or not to retain Yount, Hyde & Barbour, P.C., and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests.

A representative of Yount, Hyde & Barbour, P.C. is expected to be at the Annual Meeting of Shareholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE INDEPENDENT AUDITORS FOR THE YEAR 2013

ITEM 5 – OTHER BUSINESS

The Board of Directors does not know of any matters which may be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

DIRECTORS CONTINUING IN OFFICE

DIRECTORS – CLASS A (TERM EXPIRES 2014)

Directors (Age) (Tenure)	Business Experiences and Other Qualifications

Michael A. Turner (59) Penhook, Virginia Director since December 2002 Independent Audit, Executive & Human Resources Committees

Mr. Turner has been partial owner of Turner’s Building, Inc. and President since 1976. He has been a partner in T&J Property Associates, LC from 1985 to present and is a partial owner of Pigg Riverville, LLC. He is also a Director of Franklin Community Bank, N.A. In addition, he was a partner in Deep River Investments (developer of real estate) from 1989 to 2003.

Mr. Turner is an entrepreneur that brings financial and management experience to BankShares demonstrated by the building and successfulness of his own construction and real estate development companies. He also served as a board director for The Bank of Ferrum, a community bank in Franklin County from 1994 – 1999 and an advisory board member for BB&T in Franklin County from 1999 – 2001 which brings governance to BankShares as a board member. Mr. Turner has been active in the community where he lives and Franklin Bank operates. He helped organize the Smith Mountain Lake partnership and served on the board for 15 years. He has been a board member of the Smith Mountain Chamber, Franklin County Chamber, Free Clinic and the Cool Branch Rescue Squad for many years.

6

DIRECTORS - CLASS B (TERM EXPIRES 2015)

Directors (Age) (Tenure)	Business Experiences and Other Qualifications

C. Laine Dalton (49) Stuart, Virginia Director since July 2001 Independent Audit & Human Resources Committees

Mr. Dalton is Vice President, General Manager and partial owner of Dalton Insurance Agency where he has been employed since 1991. He is also a member/partial owner of Stuart Laurel Court, LLC.

Mr. Dalton brings financial services/insurance industry and management experience to BankShares demonstrated by the success of his insurance agency. He has been active in his community having been a past President of the Stuart Rotary Club. He is a member of the Patrick County Chamber of Commerce where he has been a past President. He is a member of the Professional Insurance Agents of Virginia and is active in the Patrick County American Legion Baseball.

Joel R. Shepherd (49) Roanoke, Virginia Director since December 2002 Independent Chairman of the Board, Audit, Executive & Nominating Committees

Mr. Shepherd is President & partial owner of Virginia Home Furnishings, Inc. & 220 Self Storage, Inc. He is partial owner of Shepherd Properties, LLC, Wirtz Properties, LLC, Wirtz Lot 2, LLC, Wirtz Services, LLC, Kyle Avenue, LLC, FFH Operations, Inc., FFH Investors, LLC, King Street Properties – Roanoke, LLC and the Franklin LLC. He is also a Director of Franklin Community Bank, N.A. Prior to developing his current businesses, he served from 1986 to 1993 as a Vice President and Portfolio Manager in the Funds Management Division of Dominion Bankshares, Inc. (acquired by First Union).

Mr. Shepherd brings entrepreneurial, business building, finance and management skills to BankShares through the operations of his various companies, which are diversified in their business. He also brings financial institution management and investment skills to BankShares. Mr. Shepherd is also active in the United Way which provides additional community input with Franklin Bank.

EXECUTIVE OFFICERS

Larry A. Heaton, 55 – Past President, Chief Executive Officer and Director from May 2006

Larry A. Heaton was also President, Chief Executive Officer and Chairman of the Board of Franklin Community Bank, N.A. (subsidiary of BankShares) since its inception in September 2002. He was President, Treasurer and a Director of MainStreet RealEstate, Inc. (subsidiary of BankShares) since its inception in 2007. He served as a consultant to BankShares during the formation of Franklin Bank from October 2000 until the bank opened in September 2002. Mr. Heaton worked in banking his whole career. Prior to joining BankShares, he was Senior Vice President/Regional Retail Banking Manager with BB&T from July 1999 through April 2000. Prior to that position, he served as President, CEO and Director of Bank of Ferrum from June 1991 to July 1999. Prior to that, he served in various capacities with Piedmont Trust Bank (affiliate bank to Bank of Ferrum). Mr. Heaton was tragically killed in a car accident in December 2012.

7

Brenda H. Smith, 53 – Acting President and CEO, Executive Vice President, Chief Financial Officer and Corporate Secretary

Brenda H. Smith joined BankShares in August 1999 as Senior Vice President and Chief Financial Officer. Ms. Smith was named Acting President and CEO in December 2012 upon the tragic death of Larry A. Heaton. Ms. Smith was named Corporate Secretary in November 2001 and was promoted to Executive Vice President in September 2002. She is Acting President and CEO and Executive Vice President, Chief Financial Officer and board secretary of Franklin Community Bank, N.A. She is also Acting President, Treasurer, Executive Vice President, Secretary and a Director of MainStreet RealEstate, Inc. From 1995 to 1999, Ms. Smith was Vice President, Corporate Controller and Assistant Secretary of MainStreet Financial Corporation, a $2 billion multi-bank holding company headquartered in Martinsville, Virginia. From 1988 to 1995, she was Accounting Officer for Piedmont Trust Bank, a subsidiary of MainStreet Financial Corporation.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth as of March 15, 2013 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who BankShares knows were the beneficial owners of 5% or more of the outstanding shares of

BankShares’ Common Stock including vested stock options:

	Name and Address	Amount and Nature
Title of Class	of Beneficial Owner	of Beneficial Ownership (#)		Percent of Class (%)
Common Stock	TCF Financial Corporation, Inc.	149,539		8.0
	200 East Lake Street, Wayzata, MN 55391

Common Stock	Larry A. Heaton (estate)	133,409	(1)	7.1
	P. O. Box 397, Collinsville, VA 24078

Common Stock	Joel R. Shepherd	130,988		7.0
	2320 Maiden Lane, Roanoke, VA 24015

_____________________________________________________________________________________________________

(1) Includes 61,249 shares that may be acquired through the 2004 Key Employee Stock Option Plan upon exercise of 61,249 stock options that are fully vested. These stock options will expire in December 2013.

Management

The following table sets forth as of March 15, 2013 the beneficial ownership of BankShares’ Common Stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person.

8

		Amount and Nature of Beneficial Ownership
	Name and Address	Sole Voting &			Aggregate	Percent
Title of Class	Of Beneficial Owner	Investment Power (#)	Other (1) (#)		Total (#)	of Class (%)

Common Stock	Joseph F. Clark (7)	6,270	—		6,270	.3
	Stuart, Virginia

Common Stock	William L. Cooper, III	740	660	(2)	1,400	.1
	Rocky Mount, Virginia

Common Stock	C. Laine Dalton	5,297	1,100	(3)	6,397	.3
	Stuart, Virginia

Common Stock	J. Mac Deekens	5,500	—		5,500	.3
	Stuart, Virginia

Common Stock	Larry A. Heaton (estate) (8)	72,160	61,249	(4)	133,409	7.1
	Collinsville, Virginia

Common Stock	Danny M. Perdue	51,519	—		51,519	2.7
	Rocky Mount, Virginia

Common Stock	Joel R. Shepherd	130,988	—		130,988	7.0
	Roanoke, Virginia

Common Stock	Brenda H. Smith	440	47,588	(5)	48,028	2.6
	Martinsville, Virginia

Common Stock	Michael A. Turner	34,723	11,000	(6)	45,723	2.4
	Penhook, Virginia

Common Stock	Directors and Officers	307,637	121,597		429,234	22.8
	as a Group (9 persons)

Common Stock	Directors and Officers as a Group (7 persons excluding directors who resigned and/or were deceased during the year)	229,207	60,348		289,555	15.4

_____________________________________________________________________________________________________

(1)	Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.
(2)	Includes 660 shares that the director is custodian for his children.
(3)	Includes 1,100 shares owned by Dalton Insurance Agency, an insurance agency of which the director is a partial owner.
(4)	Includes 61,249 shares that may be acquired through the 2004 Key Employee Stock Option Plan upon exercise of 61,249 stock options that are fully vested. These will expire in December 2013.
(5)	Includes 47,588 shares that may be acquired through the 2004 Key Employee Stock Option plan upon exercise of 47,588 stock options that are fully vested.
(6)	Includes 11,000 shares owned by his spouse.
(7)	Joseph F. Clark resigned as a director from MainStreet BankShares, Inc. on August 15, 2012 due to business obligations.
(8)	Larry A. Heaton was tragically killed in a car accident on December 9, 2012.

9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares’ directors and executive officers, and persons who own more than 10% of a registered class of BankShares’ equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file. To BankShares’ knowledge, based solely on BankShares’ review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the years ended December 31, 2012 and December 31, 2011, all Section 16(a) filing requirements applicable to the BankShares’ executive officers, directors and more than 10% shareholders were complied with except for the resignation of Joseph F. Clark and the filing of the final Form 4 to delete him as an insider in 2012.

MEETINGS AND COMMITTEES

The Board of Directors held 13 meetings during 2012. In 2012, the Audit/Compliance Committee of the Board met 5 times, the Executive Committee met 1 time, the Human Resources Committee met 2 times and the Nominating Committee did not meet. The Board of Directors does not have a Compensation Committee designated as such but the Human Resources Committee acts in this capacity. During 2012, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings held by all committees of the Board for which each director was a member, with the exception of Joseph F. Clark before his resignation due to business obligations.

Committees of the Board

The Board of Directors has a standing Audit/Compliance Committee, Executive Committee, Human Resources Committee, and Nominating Committee.

Audit/Compliance Committee

The Audit/Compliance Committee is a separately designated, standing committee of the Board of Directors. It assists the Board of Directors in fulfilling its fiduciary responsibilities relating to BankShares’ corporate accounting and reporting practices and legal compliance. The Audit/Compliance Committee is responsible for the appointment of the firm to be employed as its registered independent accountants to audit BankShares’ consolidated financial statements. The Audit/Compliance Committee reviews and approves the fees, scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares’ policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Audit/Compliance Committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares. The Audit/Compliance Committee oversees BankShares’ internal control procedures. The Audit/Compliance Committee also has the responsibility for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

The Audit/Compliance Committee consists of five members. The Board of Directors has determined that each of the five members is independent as defined in the Nasdaq Stock Market Listing Rules.

The Audit/Compliance Committee consists of C. Laine Dalton, J. Mac Deekens, Danny M. Perdue, Joel R. Shepherd (Chairman) and Michael A. Turner. The Audit/Compliance Committee met 5 times in 2012.

10

The Board has adopted for the Audit/Compliance Committee a written charter which is reviewed annually. The charter was included as Appendix A in the 2012 Proxy Statement.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies, or when action of the Board of Directors is necessary between meetings, and it is not possible or practicable to call a special meeting.

The Executive Committee consists of William L. Cooper, III, Danny M. Perdue, Michael A. Turner and Joel R. Shepherd (Chairman). The Executive Committee met 1 time in 2012.

Human Resources Committee

The Human Resources Committee is a separately designated, standing committee of the Board of Directors. It is responsible for overseeing the compensation structure of BankShares. The Committee reviews the performance and establishes the compensation of the CEO and reviews and approves the performance review and compensation of other BankShares’ executive officers upon recommendation of the CEO. See Report of Human Resources Committee.

The Committee also administers the MainStreet BankShares, Inc. 2004 Key Employee Stock Option Plan which expired in January 2009, except for the stock options granted under this Plan.

The Human Resources Committee consists of William L. Cooper, III, C. Laine Dalton (Chairman), J. Mac Deekens and Michael A. Turner. The Human Resources Committee met 2 times in 2012. All members of the Human Resources Committee are independent as defined in the NASDAQ Stock Market Listing Rules.

The Board of Directors has adopted a charter for the Human Resources which is reviewed annually. The Human Resources Charter is included as Appendix A in this 2013 Proxy Statement.

Nominating Committee

BankShares formed a standing Nominating Committee in 2006. The Nominating Committee has responsibility to provide candidates for nominations to the Board of Directors, when needed. BankShares is a relatively young corporation and most directors are among the early board members and the original organizers of BankShares’ subsidiary bank, Franklin Community Bank, N.A. There has been no perceived need to add directors. Therefore, there has been no formal process developed for identifying additional director nominees and it would be done on an as needed basis through the evaluation of persons who have expressed an interest and recommendations from directors and shareholders. We believe that this is adequate for a small community financial company and institution. We believe the Nominating Committee is capable of evaluating the qualifications of proposed director nominees and of determining the need for additional directors. Currently the Nominating Committee has one director, Joel R. Shepherd, since the tragic death of Larry A. Heaton who was the additional member. Mr. Shepherd is independent as defined in the Nasdaq Stock Market Listing Rules. The Nominating Committee has no policy for shareholder nominees for director but will consider nominees by shareholders. Accordingly, the Board of Directors does not feel such a policy is necessary. All candidates including those recommended by shareholders generally should be highly qualified by business, professional or comparable experience, active in the communities MainStreet serves, affirmatively desirous of serving on the Board, and able to represent the short-term and long-term interests of the Company and all shareholders and not merely those of any special interest group. Candidates should also possess high integrity, exceptional ability and judgment, and knowledge of the financial services industry. Candidates should also be able to promote Franklin Bank or BankShares. Shareholders wishing to suggest candidate(s) for consideration at the 2014 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement. Shareholder proposals for director nominees should also include the following for the proposed director: name, age, and principal occupation for the past five years, any current directorships held on public companies, number of shares of BankShares stock owned, and a statement from the prospective nominee agreeing to the nomination. All nominees, whether proposed by a shareholder or other, will be evaluated based on the same criteria. The Nominating Committee does not have a charter or a policy on the consideration of diversity in identifying director nominees. Therefore, diversity was not considered in the recommendation of the nominees for re-election as directors. The Nominating Committee currently consists of Joel R. Shepherd.

11

Board Leadership Structure

The Board of Directors is led by the Chairman. The Chairman and the Chief Executive Officer positions are not combined. The Chairman presides over each Board meeting and performs other duties typically associated with board chairs such as discussing agenda matters with management, as appropriate, prior to board meetings and providing input when requested to senior management with respect to matters to be brought before the Board. The Board of Directors elects the Chairman of the Board annually after each Annual Meeting of Shareholders. BankShares’ Chairman of the Board has always been an independent director. Currently, Joel R. Shepherd is the Chairman of the Board and has been the Chairman since May 2005. Brenda H. Smith is the Acting President and Chief Executive Officer of BankShares.

The Board of Directors believes that having a separate Chairman and Chief Executive Officer is appropriate and in the best interests of BankShares and its shareholders. It promotes the independence of the Board of Directors and creates a firm link between management and the Board to enhance corporate strategy and increase overall risk management.

COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table presents information relating to the compensation of the Chief Executive Officer, Chief Financial Officer, and Named Executive Officers for the fiscal years ended December 31, 2012 and 2011.

					Non-Equity
				Option	Incentive	All Other
Name and				Awards	Plan	Comp.
Principal Position	Year	Salary ($)	Bonus($)	($) (1)	Comp. ($)	($)	Total ($)

Larry A. Heaton (2)
Past President, CEO & Director	2012	245,917	—	—	—	1,078,148	1,324,065
Past President / CEO / Chairman	2011	227,481	—	—	—	86,851	314,332
Franklin Community Bank, N.A.

Brenda H. Smith
Acting President & CEO, Exec. VP, CFO & Corp. Secretary	2012	120,605	—	—	—	29,318	149,923
Acting President & CEO &	2011	116,823	—	—	—	39,881	156,704
Exec. VP, CFO & Board Secretary, Franklin Community Bank, N.A.

(1)	Please note the pricing of the stock options is discussed in the Compensation Narrative following this table.
(2)	Larry A. Heaton was tragically killed in a car accident in December 2012.

12

Summary of all Other Compensation

Name and		401-K	Life
Principal Position	Year	Match($)	Insurance($)	SERP ($)	Other ($)	Total ($)

Larry A. Heaton
Past President, CEO &	2012	9,295	1,481	1,066,331	1,041	1,078,148
Director	2011	8,604	1,481	75,725	1,041	86,851
Past President/CEO/Chairman
Franklin Community Bank, N.A.

Brenda H. Smith
Acting President & CEO &	2012	4,881	760	22,734	943	29,318
Executive VP, CFO and	2011	4,730	760	33,448	943	39,881
Corporate Secretary
Acting President & CEO Executive VP, CFO and
Board Secretary, Franklin
Community Bank, N.A.

Compensation Narrative

Employment Agreements

BankShares and Franklin Community Bank, N.A. had an employment agreement with Larry A. Heaton. The agreement had a rolling one-year term that unless terminated at least 90 days prior to each anniversary date, was extended automatically for an additional one year. If Mr. Heaton’s employment was terminated without cause the Company was obligated to pay Mr. Heaton a lump sum payment equal to: (a) the present value of the total base salary in effect at the time of termination through the remaining term of employment and (b) the present value of Company’s cost of all welfare and pension benefits then being provided to Mr. Heaton calculated as if he continued in employment through the remaining term of employment and (c) any incentive benefits accrued as of the date of termination. If Mr. Heaton’s employment was terminated for cause or he voluntarily terminated employment, Mr. Heaton would have received his full base salary through the date of termination. Upon a change of control, Mr. Heaton could have chosen either of the following: (a) to enter into a replacement employment agreement mutually satisfactory to him and the company acquiring control which shall replace in full the subject employment agreement or (b) to resign his employment, terminate the employment agreement and, subject to certain limitations, receive as severance benefits the continuation for the 36 months immediately following such written notice his salary and benefits excluding any non-accrued incentives. The agreement provided for a non-competition obligation within a 25 mile radius of the main office of Franklin Bank for one year after termination of employment or during any longer period in which he was receiving severance benefits after a change of control. The employment agreement was terminated upon the tragic death of Mr. Heaton in December 2012. All accrued salary and benefits were paid according to the agreement and our policies.

13

BankShares has an employment agreement with Brenda H. Smith that provides for her employment as Executive Vice President and Chief Financial Officer of MainStreet BankShares, Inc. The agreement has a rolling three-year term that unless terminated at least 90 days prior to each anniversary date, is extended automatically for an additional one year. If Ms. Smith’s employment is terminated without cause BankShares is obligated to pay Ms. Smith a lump sum payment equal to: (a) the present value of the total base salary in effect at the time of termination through the remaining term of employment and (b) the present value of BankShares’ cost of all welfare and pension benefits then being provided to Ms. Smith calculated as if she continued in employment through the remaining term of employment and (c) any incentive benefits accrued as of the date of termination. If Ms. Smith’s employment is terminated for cause or she voluntarily terminates employment, Ms. Smith will receive her full base salary through the date of termination. Upon a change of control, Ms. Smith may choose either of the following: (a) to enter into a replacement employment agreement mutually satisfactory to her and the company acquiring control which shall replace in full the subject employment agreement or (b) to resign her employment, terminate the employment agreement and, subject to certain limitations, receive as severance benefits the continuation for the 24 months immediately following such written notice her salary and benefits excluding any non-accrued incentives. MainStreet BankShares, Inc. entered into a Memorandum of Understanding with the Federal Reserve Bank of Richmond on June 17, 2009 that was amended on January 26, 2011. The amendment includes compliance with certain regulations which affect the payments Ms. Smith would receive if her employment is terminated while the Memorandum of Understanding is in effect. The bank holding company intends to comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. 1828(k)) and Part 359 of the Federal Deposit Insurance Corporation’s regulations (12 C.F.R. Part 359).

Stock Options/Warrants

There were no stock option grants during 2012 or 2011. Please refer to Footnote #14 of the Consolidated Financial Statements for a complete discussion and disclosure of the Company’s stock options.

Option Awards

Outstanding Equity Awards at Fiscal Year-End

			Equity
			Incentive Plan
	No. of	No. of	Awards: No.
	Securities	Securities	of Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options	Options	Unearned	Exercise Price	Expiration
Name	(#) Exercisable	(#) Unexercisable	Options (#)	($)	Date

Larry A. Heaton (1)	41,170	—	—	12.09	12/08/2013
Past President, CEO &	8,233	—	—	12.09	12/08/2013
Director	6,050	—	—	16.75	12/08/2013
Past President/CEO & Chairman,	5,796	—	—	15.00	12/08/2013
Franklin Community
Bank, N.A.

Brenda H. Smith	32,999	—	—	12.09	12/01/2015
Acting President/CEO &	6,600	—	—	12.09	12/19/2015
Executive VP, CFO &	4,125	—	—	16.75	12/20/2016
Corporate Secretary	3,864	—	—	15.00	11/14/2017
Acting President & CEO Executive VP, CFO & Board Secretary, Franklin Community Bank, N.A.

(1)	According to the stock option agreements, the beneficiary of Mr. Heaton has one year from the date of death to exercise the stock options or they are forfeited.

Non Equity Incentive Plan

There was no incentive plan in place during 2012 and 2011 based on recommendations by Mr. Heaton and Ms. Smith and adopted by the Board.

14

SERP

BankShares instituted a Supplemental Retirement Plan (“SERP”) for Mr. Heaton and Ms. Smith. The funding mechanism for the SERP is Bank Owned Life Insurance (“BOLI”) policies on the lives of the two named executives. Because of the tax advantages of the life insurance policies, the SERP and the BOLI are designed to be profit-neutral to BankShares. The SERP is designed to provide 65% of final average five years base salary less BankShares’ social security contribution. The SERP also has a vesting schedule based on years of service. The Memorandum of Understanding (“MOU”) with the Federal Reserve Bank of Richmond would affect these payments. The SERP has certain provisions for early retirement, death benefits and disability. Normal retirement age under the SERP is 65. Under the death benefit, the beneficiary of the named executive would receive annual payments for fifteen years of 65% of the last average five years base salary less BankShares’ social security contribution. Mr. Heaton’s beneficiary will receive such payments which began in January 2013 and will continue for fourteen additional payments at the fixed amount. The SERP would become 100% vested in the event of a change in control. The MOU did not affect the payments for the death benefit. The weighted average assumed discount rate utilized was 6.25% for 2012 and 2011 and the assumed rate of annual compensation increases was 3.50% and 4.50% for 2012 and 2011, respectively, over the life of the SERP. Please refer to Footnote #12 to the Consolidated Financial Statements for full disclosure of the SERP.

401-K Plan

MainStreet BankShares, Inc. offers a 401-K plan which provides for contributions by employees. The Company provides a matching contribution of 100% for the first 3% contributed by the employee, and an additional 50% for each of the next 2% contributed by the employee for a maximum of 4% based on contributions. Mr. Heaton participated in the plan until his death. Ms. Smith participates in the plan.

Director Compensation

	Fees Earned or	All Other
Name	Paid in Cash ($)	Compensation ($)	Total ($)

Joseph F. Clark (1)	1,400	—	1,400
C. Laine Dalton	3,200	—	3,200
William L. Cooper, III	2,900	—	2,900
J. Mac Deekens	3,200	—	3,200
Danny M. Perdue	3,200	—	3,200
Joel R. Shepherd	3,200	—	3,200
Michael A. Turner	3,350	—	3,350

(1) Joseph F. Clark resigned from the board of directors effective August 15, 2012.

The Board of Directors were paid $200 for each board meeting, $75 for each committee meeting on the day of a regular board meeting and $150 for each committee meeting that is not held on a regular board meeting day they attended during 2012. There were no retainers paid. Mr. Heaton was not paid director fees for being a board member.

15

Risk Management

MainStreet’s values and missions are the foundation for the basis of our risk management. The management of our risk is a company-wide goal. The Board of Directors has the responsibility of overseeing the overall risk of the Company and the management of the risk. Risk management begins with each of our employees. The Board of Directors establishes and/or approves policies and procedures employees are expected to follow to minimize our risk. The executive officers are responsible for the implementation of these policies and procedures and to report to the Board regarding compliance with them. Management and our independent audit function oversee compliance with these policies and procedures. We select products and implement compensation structures that mesh with our risk framework. The Board of Directors approves all incentive plans balancing the risk to our Company with the objective of incenting employees to achieve Board approved objectives. There was no company-wide incentive plan in place for 2012 or 2011, based on the recommendation of Mr. Heaton and Ms. Smith and adopted by the Board. In place for 2012 and 2011 was a referral fee program for employees to incent them to make referrals to the mortgage and investment departments. This program will continue in 2013. Also, the investment officer participated in a commission based program in 2012 and 2011. The investment officer commission program will continue in 2013. The mortgage loan officer participated in a commission program in 2012 but not in 2011. The mortgage loan officer commission program will continue in 2013. Because substantially all of the Company’s present compensation for employees is salary and incentives, when available, which are based largely on subjective individual or company wide performance criteria, we do not believe there is a material risk of compensation inducing the taking of unreasonable risk.

Director Independence

The list of director nominees and continuing directors can be found in the first section of this Proxy Statement in Information Concerning Directors and Nominees. MainStreet applies the definition of independent director as defined by the Nasdaq Stock Market Listing Rules. In accordance with this guidance, all directors of MainStreet would be considered independent with the exception of Larry A. Heaton, BankShares’ past President and Chief Executive Officer.

COMMITTEE REPORTS

Report of the Audit/Compliance Committee

The Audit/Compliance Committee’s Report to the shareholders, which follows, was approved and adopted by the Committee on February 25, 2013 and by the Board of Directors on February 25, 2013.

The Audit/Compliance Committee has reviewed and discussed with management the audited financial statements. The Audit/Compliance Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 – “Communication with Audit Committees”, and Rule 2-07 of Regulation S-X promulgated by the SEC, as modified or supplemented, including their judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the Company’s consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material terms that have been discussed with management of the Company; and other material written communication between the independent accountants and management of the Company, such as any management letter or schedule of unadjusted differences. In addition, the Audit/Compliance Committee received communications from the independent auditors as required by the Independent Standards Board, Standard No. 1, and discussed with them their independence.

Based on the reviews and discussions described above, the Audit/Compliance Committee recommended to the Board of Directors that the audited financial statements be included in BankShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit/Compliance Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements. The auditing firm for BankShares for the years ended December 31, 2012 and 2011 was Yount, Hyde & Barbour, P.C. located in Winchester, Virginia.

16

The Audit Committee of the Board of Directors has engaged the firm of Yount, Hyde & Barbour, P.C. as its independent registered public accounting firm to audit the financial statements of the Corporation and its subsidiaries for the year 2013, and to report on the consolidated balance sheets, statements of operations and other related statements of the Corporation and its subsidiaries. The Corporation’s shareholders are being asked to ratify the appointment of Yount, Hyde & Barbour, P.C., which has served as the independent registered public accounting firm for the Corporation since the beginning of 2007. A representative from Yount, Hyde & Barbour, P. C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to questions posed by the shareholders. If shareholders do not ratify the decision of the Audit Committee to reappoint Yount, Hyde & Barbour, P.C. as the Corporation’s independent registered public accounting firm for 2013, the Audit Committee will reconsider, but not necessarily reverse, its decision.

Under the terms of its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms of such services) to be performed for BankShares by its independent auditor, subject to a de minimis exception for non-audit services which are approved by the Audit Committee prior to the completion of the audit and otherwise in accordance with the terms of applicable SEC rules. To qualify for the de minimis exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues billed to BankShares from its independent auditors during the fiscal year in which the services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee, or by one or more members of the committee to whom authority to grant such approval has been delegated by the Audit Committee. The following are fees for professional services provided to BankShares by Yount, Hyde & Barbour, P. C. for the fiscal years ended December 31, 2012 and 2011, respectively:

	2012	2011
Audit Fees	$60,200	$58,500
Audit-related fees	—	—
Tax fees	7,300	6,600
All other fees	1,220	—
Total fees	$68,720	$65,100

Audit fees consist of audit and review services, consents, and review of documents filed with the Securities and Exchange Commission. Audited-related fees consist of research and consultation concerning financial accounting and reporting standards. Tax fees consist of preparation of federal and state income tax returns and consultation regarding tax compliance issues. The Audit/Compliance Committee gave prior approval for all Audit Related Fees, Tax Fees and All Other Fees and believes that the independent auditor’s provision of the these services to BankShares is compatible with the maintenance of the auditor’s independence.

We are a relatively small and young corporation located outside of a major metropolitan area. We do not have a board director who qualifies as a “financial expert” (as defined by the Sarbanes Oxley Act of 2002) on the Audit/Compliance Committee. Because of our size and location, we have not actively pursued a financial expert and there is no certainty that one could be found. We believe that the members of the Audit Committee have sufficient financial experience to enable them to provide effective oversight given BankShares’ size and structure.

Submitted by the members of the Audit/Compliance Committee:

Joel R. Shepherd (Chairman), C. Laine Dalton, J. Mac Deekens, Danny M. Perdue and Michael A. Turner.

17

Report of the Human Resources Committee

The following is a report from the Human Resources Committee describing the policies pursuant to which compensation was paid to executive officers of BankShares during 2012.

The Human Resources Committee is composed of four independent directors and has responsibility for reviewing the performance and establishing the compensation of the CEO, and reviewing and approving the performance review and compensation of the remaining BankShares’ executive officers upon recommendation and informational input by the CEO. The Committee may not delegate its authority.

Pursuant to this authority, the Human Resources Committee fixed and approved the 2012 and 2011 compensation paid to Mr. Heaton and approved the 2012 and 2011 performance review and compensation recommended for Ms. Smith by Larry A. Heaton.

Compensation Program Components: BankShares’ compensation programs have been established with the primary objectives of maintaining and providing pay levels and incentive opportunities that are competitive and reflect the performance of BankShares and its subsidiary bank as well as the complexity of managing through the current recessionary and regulatory environment. The primary components of compensation for Larry A. Heaton and Brenda H. Smith were base salary, 401-K match, a company-wide incentive program based on specific performance criteria, stock option grants and the SERP. Due to the performance of the Company, there was no incentive plan in place during 2012 or 2011 based on recommendations by Mr. Heaton and Ms. Smith and adopted by the Board. The 2004 Key Employee Stock Option Plan expired in January 2009, except with respect to awards granted prior to that date. There were no stock options granted in 2012 or 2011.

Salary: The base salary parameters were established through comparisons with organizations of similar size and complexity to BankShares. Compensation levels were set with the objective of ensuring that executive officer base salaries, when considered as a part of total compensation, were adequate and competitive with the peer group of BankShares and its subsidiary bank, based on asset size. For these purposes, the Committee utilized the Virginia Bankers Association Salary, Benefits and Director Compensation Survey. There was a company-wide salary freeze during 2012 and 2011. No adjustments were made to the salary of Mr. Heaton. No adjustments were made to the salary of Ms. Smith until December 2012 when additional duties were added upon the death of CEO Heaton.

Stock Options: There were no grants of stock options to Mr. Heaton and Ms. Smith during 2012 or 2011. Prior grants under the 2004 Key Employee Stock Option Plan remain in place. See the Compensation Narrative for information regarding vesting and expiration dates for all options. All stock options were vested at the end of 2010. Vesting was solely conditioned on the named executive remaining an employee until the end of each vesting period. Upon the tragic death of Mr. Heaton, according to his stock option agreement, his beneficiary has one year upon which to exercise his stock options or they are forfeited.

18

The overall compensation structure of the Company is administered by the Human Resources Committee. The Human Resources Committee ensures that the policies and plans in place are consistent with the risk structure of the overall Company. Base compensation is detailed by salary grades in place for all employees. These salary grades are reviewed annually and are consistent with other similar banks of size and location. Base salary is designed to be competitive in order to retain and attract personnel. The performance of BankShares and the importance of compensating management in light of the current economic and regulatory environment, were also considered. It is a challenging economic and regulatory environment which requires increased work times and diligence in dealing with the various complex issues, some of which are out of management’s control. Seasoned and experienced bankers like Mr. Heaton and Ms. Smith were essential during these turbulent times. Our incentive plan targets have changed over the years, but have always had a component of overall Company performance evidenced by the lack of an incentive plan in 2012 and 2011. There was only a semi-annual payout in 2009. There will be no incentive plan for the year 2013 as suggested by Mr. Heaton and Ms. Smith. There is a plan for nominal company-wide salary increases in 2013. A referral program to enhance noninterest income was developed in 2010, which allows for monthly referral income based on strict criteria of referrals. Mr. Heaton and Ms. Smith did not participate in the referral program upon their suggestions. Ms. Smith will continue non-participation in the referral program. The 2004 Key Employee Stock Option Plan expired in January 2009, except with respect to awards granted prior to that date. No other plan has been created.

Submitted by the members of the Human Resources Committee: C. Laine Dalton (Chairman), William L. Cooper, III, J. Mac Deekens, and Michael A. Turner.

Report of the Nominating Committee

The Nominating Committee was formed in 2006 to select a nominee for a director beginning in 2007. The Nominating Committee did not meet during 2012.

Submitted by members of the Nominating Committee: Joel R. Shepherd.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

The Board of Directors recognizes that attendance by directors at annual meetings of the Company’s shareholders benefits BankShares by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders who attend those meetings, and by giving those shareholders access to BankShares’ directors that they may not have at any other time during the year. The Board of Directors recognizes that directors have their own business interests and are not full-time employees of the Company, and that the Company cannot compel attendance by directors at annual meetings. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each Annual Meeting of Shareholders. At the 2012 Annual Meeting of Shareholders, five of the eight directors were in attendance.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a policy for shareholders to communicate with directors. Shareholders of BankShares are encouraged to communicate with the full board, or with individual directors, regarding their suggestions, concerns, complaints and other matters pertinent to BankShares’ business. Shareholders should send their communication in writing to the Corporate Secretary, indicating whether it is intended for the Board as a whole, for the Chairman of a committee of the Board, or for one or more individual members of the Board. The Corporate Secretary will review all written communications (unless marked conspicuously “CONFIDENTIAL”) and forward them to the director or directors for whom they appear to be intended. Confidential communications, so marked, will not be opened but will be submitted to the named addressee unopened.

19

TRANSACTIONS WITH RELATED PERSONS

BankShares’ Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares’ Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. None of such loans are classified as nonaccrual, past due, restructured or potential problems. All outstanding loans to Executive Officers and Directors and their associates are current as to principal and interest. Franklin Community Bank, N.A., a subsidiary of MainStreet BankShares, Inc., leases its main office in Rocky Mount, Virginia and its Westlake office. The 220 North banking office was closed in November 2010 and rent was paid until the lease expired in June 2012. One of the owners of each building is a director of Franklin Bank and one is a director of MainStreet. The lease payments made in 2012 and 2011 were $315,247 and $325,147, respectively for the bank leases with related parties. Please refer to Footnotes #5 and #13 of the consolidated financial statements.

CODE OF ETHICS

BankShares has adopted a Code of Ethics for all of its employees including its Chief Executive Officer and its Chief Financial Officer. A copy of the Code of Ethics may be obtained free of charge by writing to Brenda H. Smith, Executive Vice President, 1075 Spruce Street, Martinsville, Virginia, 24112.

SUBMISSION OF SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in BankShares Proxy Statement and Form of Proxy for the 2014 Annual Meeting

Proposals of shareholders intended to be presented at the 2014 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than November 29, 2013 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as BankShares directors, should be sent to the Corporate Secretary, Brenda H. Smith, at BankShares’ principal office at 1075 Spruce Street, Martinsville, Virginia 24112 by certified mail, return receipt requested. Any proposal that is received by BankShares after November 29, 2013, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2014 Annual Meeting.

Submission of Other Shareholder Proposals

BankShares’ bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting, a shareholder must give timely notice in writing to the President of the Company. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of BankShares not less than sixty days nor more than ninety days prior to the meeting; provided, however, in the event that less than seventy days notice or prior public disclosure of the date of the meeting is given or made to shareholder, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Notice shall be deemed to have been given more than seventy days in advance of an Annual Meeting of Shareholders if the Annual Meeting is called on the second Thursday of May of the year (or if such date falls on a legal holiday, the next business day) without regard to when public disclosure thereof is made. Notice of actions to be brought before a meeting shall set forth, as to each matter the shareholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; and as to the shareholder giving the notice, (i) the name and address, as they appear on BankShares’ books, of such shareholder, (ii) the classes and number of shares of BankShares’ which are owned of record and beneficially by such shareholder, and (iii) any material interest of such shareholder in such business other than his interest as a shareholder of BankShares.

20

2012 ANNUAL REPORT

BankShares’ 2012 Annual Report and Form 10-K, which includes audited consolidated balance sheets as of December 31, 2012 and December 31, 2011, consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows for the years ending December 31, 2012 and December 31, 2011, along with the related footnotes, is being mailed with this Proxy Statement to shareholders of record as of the close of business on March 15, 2013.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

Brenda H. Smith
Acting President and Chief Executive Officer
Executive Vice President, Chief Financial Officer
and Corporate Secretary

Dated: March 29, 2013

21

APPENDIX A

MAINSTREET BANKSHARES, INC.

HUMAN RESOURCES COMMITTEE CHARTER

Purpose

There shall be a Human Resources Committee of the Board of Directors of MainStreet BankShares, Inc. The objectives of the Human Resources Committee are as follows:

❖	Encourage the achievement of the Company’s long-range objectives by providing compensation which directly relates to the performance of the individual and the achievement of internal strategic objectives;
❖	Establish equitable and effective compensation policies, procedures and guidelines that will attract and retain qualified personnel through an overall level of compensation opportunity that is competitive within the financial services industry;
❖	Establish effective recruiting and promotion policies which adhere to legal and regulatory requirements;
❖	Establish effective policies that comply with legal and contractual requirements;
❖	Promote a direct relationship between compensation; the Company’s performance; and building long-term value for our shareholders;
❖	Plan for, justify and control total compensation costs, through setting compensation philosophy, strategy and structures; and
❖	Provide for adequate management development and succession programs and plans.

Membership and Staffing

The Human Resources Committee shall be comprised of at least three Directors appointed by the Board, all of whom shall be outside directors. The Committee shall receive staff assistance from Company officers and employees as may be required. This Committee will also serve as the Executive Compensation Committee.

Meeting Schedule

The Human Resources Committee will meet at least twice per year, and more often if needed.

Responsibilities

The principal responsibilities of the Human Resources Committee are to:

❖	Review and advise the Board on executive performance objectives and compensation/incentive policies and practices;
❖	Review and advise the board on human resources policies and procedures;
❖	Evaluate the performance of the President and Chief Executive Officer and make recommendations to the full Board on their base and incentive compensation;
❖	Review the performance of other executive officers based on recommendations from the President and Chief Executive Officer;
❖	Review and advise the Board on the overall salary administration program for officers and employees;
i

❖	Administer and approve any stock or equity or other types of long term incentive plans of the Company as may from time to time be acquired or adopted;
❖	Approve stock option grants, awards, etc.;
❖	Approve annual incentive plans; commissions; and referral programs;
❖	Review and advise on employment agreements, severance agreements, change in control agreements, and any special or supplemental benefits
❖	Review and advise on company-wide benefit policies;
❖	Review and advise on programs for management succession; and
❖	Review, evaluate and advise the Board on director compensation.

The Human Resources Committee shall have direct access to, and complete and open communication with, management and may obtain advice and assistance from legal counsel and other sources as needed. The Human Resources Committee has the authority to approve fees associated with such services deemed appropriate. The Company shall be responsible for all costs or expenses so incurred.

Review

This charter of the Human Resources Committee shall be reviewed at least annually.

ii

REVOCABLE PROXY
MAINSTREET BANKSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareholder signing this proxy card appoints Douglas W. Densmore and Judy H. McNeely, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of the common stock, no par value, of MainStreet BankShares, Inc. that the shareholder holds of record on March 15, 2013, at the Annual Meeting of Shareholders of MainStreet BankShares, Inc. to be held on May 9, 2013, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, & 4, AND FOR A "3 YEAR" FREQUENCY ON PROPOSAL 3 AND AUTHORIZE DISCRETIONARY VOTING ON OTHER BUSINESS.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2013.

THE PROXY STATMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/6043

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With-held	For All Except
1. **Election of Class C Directors:** (except as marked to the contrary below):	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
2. Cast a non-binding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Cast a non-binding advisory vote on the frequency of non-binding shareholder votes to approve the compensation of our named executive officers.	☐	☐	☐	☐

The proxyholders, in their discretion, will vote upon such other business as may properly come before the meeting.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 4 AND FOR A 3 YEAR FREQUENCY ON PROPOSAL 3.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

I/We hereby acknowledge the receipt, prior to the signing of this Proxy, of a Notice of Annual Meeting of Shareholders of MainStreet BankShares, Inc. called for May 9, 2013, an attached Proxy Statement for the Annual Meeting, a 2012 Annual Report, and Form 10-K.

THIS PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY SIGNED BY YOU, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, FOR A 3 YEAR FREQUENCY ON PROPOSAL 3, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND IN THE DISCRETION OF THE PROXYHOLDERS NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

6043